UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Horizon Technology Finance Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

HORIZON TECHNOLOGY

FINANCE CORPORATION

2025 Special Meeting of Stockholders

February 21, 2025

Why Should I Vote?
As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

Important Information

For holders as of December 26, 2024

Vote Common Shares by: February 20, 2025	Control Number: 0123456789012345

This email represents the following share(s):

HORIZON TECHNOLOGY FINANCE CORPORATION	123,456,789,012.00000
HORIZON TECHNOLOGY FIN CORP	123,456,789,012.00000
HORIZON TECHNOLOGY FIN CORP	123,456,789,012.00000
HORIZON TECHNOLOGY FIN CORP	123,456,789,012.00000
HORIZON TECHNOLOGY FIN CORP	123,456,789,012.00000
HORIZON TECHNOLOGY FIN CORP	123,456,789,012.00000

View documents: Notice of Special Meeting and Proxy Statement | Shareholder Letter |

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P.O. Box 1310, Brentwood, NY 11717

ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association.

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# Info Coming

Shareholders Matter
Sponsored
You should have recently received proxy materials for Horizon Technology Finance Corporation's Special Meeting of Stockholders via email or mail. Please take action early.
Horizon Technology Finance
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Important proxy materials for Horizon Technology Finance Corporation's Special Meeting of Stockholder's is on its way to you. Please take action early!
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# Vote Needed

Shareholders Matter
Sponsored
Your participation impacts the future of your investment in Horizon Technology Finance Corporation. Please take action in our Special Meeting of Stockholders today.
Horizon Technology Finance
YOUR PARTICIPATION IS NEEDED
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Horizon Technology Finance Corporation needs your participation. Please take action in our Special Meeting of Stockholders today.
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# Video

Shareholders Matter
Sponsored
Your participation impacts the future of your investment in Horizon Technology Finance Corporation. Please take action in our Special Meeting of Stockholders today.
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# Thank You

Shareholders Matter
Sponsored
The campaign is complete. Horizon Technology Finance Corporation thanks you for your participation at the Special Meeting of Stockholders. It was important to our success!
Horizon Technology Finance
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# Display Ads

Horizon
Technology
Finance
Corporation
needs your vote
Click or call to vote today
VOTE HERE

HORIZON TECHNOLOGY FINANCE
CORPORATION NEEDS YOUR VOTE
VOTE HERE
Horizon Technology Finance
Click or call to vote today

Click or call to
vote today
VOTE HERE
Horizon
Technology
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needs your
vote

Broadridge
© 2019 | 5

Solicitation Script (Inbound and Outbound)

HORIZON TECHNOLOGY FINANCE CORPORATION

Meeting Date: February 21, 2025

Toll Free Number: 1-833-204-1519

Inbound Greeting:

Thank you for calling the Broadridge Proxy Services Center for Horizon Technology Finance Corporation. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Stockholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of Horizon Technology Finance Corporation to confirm you have received the proxy materials for the special meeting of stockholders scheduled for February 21, 2025. Have you received proxy materials?

Near Meeting Date Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Stockholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of Horizon Technology Finance Corporation to confirm you have received the proxy materials for the special meeting of stockholders scheduled in just a few days on February 21, 2025. Have you received proxy materials?

Adjournment Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. <Stockholder’s Last Name>, my name is <Agent Name> and I am a proxy voting specialist calling on a recorded line on behalf of your current investment with Horizon Technology Finance Corporation. Due to the lack of stockholder participation, the special Meeting of Stockholders has been adjourned to <date/time>. Have you received proxy materials?

Voting:

The Board of Directors has recommended that you vote “For” the proposal(s).  Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

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And according to our records, you currently reside at <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll free number 1-833-204-1519.

Mr./Ms. <Stockholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposal(s) with you? <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:

I can resend the proxy materials to you, or I can review the proposal(s) with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

The Board of Directors recommends that you vote “FOR” the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposal(s) reviewed:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the Stockholder.>

Thank you.  You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 1-833-204-1519.

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a stockholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

Voting (Any vote needed):

The Board of Directors has recommended a vote ”FOR” the proposals or you may choose to vote Against or Abstain and help the company reach quorum. How would you like to vote on your accounts today?

And this (for/against/abstain) vote will be for all of your accounts accordingly?

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Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting.  The Board of Directors is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

Beneficial holder wants a new VIF/or their control number:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you.  However, I can record your voting instructions right now so that it will be represented at the upcoming meeting.  The Board of Directors is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Horizon Technology Finance Corporation. You should have received proxy materials electronically or in the mail concerning the special Meeting of Stockholders to be held on February 21, 2025.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 877-495-1346 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE (ONLY ON LANDLINES):

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of Horizon Technology Finance Corporation. You should have received proxy materials electronically or in the mail concerning the special Meeting of Stockholders to be held on February 21, 2025.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 1-833-204-1519 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

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PRE-RECORDED MESSAGES – NO CHANGES

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your Investment professional. Thank you.

CC Hours (Eastern Time):

Monday through Friday, 9AM to 10PM

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